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                                                  EXHIBIT 25
     _______________________________________________________
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549
                        ________________

                            FORM T-1

                 STATEMENT OF ELIGIBILITY UNDER
        THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE

        CHECK IN AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)
                        ________________
                      BANKERS TRUST COMPANY
       (Exact name of trustee as specified in its charter)

NEW YORK                                     13-4941247
(Jurisdiction of incorporation               (I.R.S. Employer
if not a U.S. U.S. national bank)            Identification
                                             number)


FOUR ALBANY STREET
NEW YORK, NEW YORK                           10006
(Address of principal                        (Zip Code)
executive offices)
                        _________________
                      BANKERS TRUST COMPANY
                       FOUR ALBANY STREET
                       NEW YORK, NEW YORK
                         (212) 250-8327
    (Name, address and telephone number of agent for service)

                     KENTUCKY POWER COMPANY
       (Exact name of obligor as specified in the charter)

KENTUCKY                                     61-0247775
(State or other jurisdiction                 (I.R.S.Employer
of Incorporation or organization)            Identification No.)

1701 CENTRAL AVENUE                          41101
ASHLAND, KENTUCKY                            (Zip Code)
(Address of principal
executive offices
                        ________________
                         DEBT SECURITIES
               (Title of the indenture securities)
     _______________________________________________________

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                               -2-


Item  1.  General Information.

          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                        Address

     Federal Reserve Bank (2nd District)     New York, N.Y.
     Federal Deposit Insurance Corporation   Washington, D.C.
     New York State Banking Department       Albany, N.Y.

          (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item  2.  Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item  3.-15.

          Not Applicable.

Item 16.  List of Exhibits.

          Exhibit 1 -    Restated Organization Certificate of
                         Bankers Trust Company dated August 7,
                         1990 and Certificate of Amendment of the Organization Certificate of Bankers
                         Trust Company dated June 23, 1992 -
                         Incorporated herein by reference to
                         Exhibit 1 filed with Form T-1 Statement,
                         Registration No. 33-48267.

          Exhibit 2 -    Certificate of Authority to commence
                         business - Incorporated herein by
                         reference to Exhibit 2 filed with Form
                         T-1 Statement, Registration No.
                         33-21047.

          Exhibit 3 -    Authorization of the Trustee to exercise
                         corporate trust powers - Incorporated
                         herein by reference to Exhibit 2 filed
                         with Form T-1 Statement, Registration
                         No. 33-21047.
                               -3-


          Exhibit 4 -    Existing By-Laws of Bankers Trust
                         Company, dated September 21, 1993 -
                         Incorporated herein by reference to
                         Exhibit 4 with Form T-1 Statement,
                         Registration No. 33-52359.

          Exhibit 5 -    Not applicable.

          Exhibit 6 -    Consent of Bankers Trust Company
                         required by Section 321(b) of the Trust
                         Indenture Act - Incorporated herein by
                         reference to Exhibit 4 filed with Form
                         T-1 Statement, Registration No.
                         22-18864.

          Exhibit 7 -    A copy of the latest report of condition
                         of Bankers Trust Company dated as of
                         December 31, 1993 - Incorporated herein
                         by reference to Exhibit 7 to Form T-1
                         Statement, Registration No. 33-76710.

          Exhibit 8 -    Not Applicable

          Exhibit 9 -    Not Applicable


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                            SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of April, 1994.



                                   BANKERS TRUST COMPANY



                                   By:___/s/ Robert Caporale___
                                        Robert Caporale
                                        Vice President






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